November 10, 2016

TOUCHSTONE INVESTMENT TRUST
TOUCHSTONE ACTIVE BOND FUND
TOUCHSTONE HIGH YIELD FUND
Supplement to the Statement of Additional Information January 30, 2016
The Board of Trustees of the Touchstone Investment Trust recently approved the reorganizations of Touchstone Active Bond Fund and Touchstone High Yield Fund. The reorganizations are two of several reorganizations designed to create operational and administrative efficiencies by reducing the number of trusts overseen by the Touchstone Funds Board. The reorganizations of the Touchstone Active Bond Fund and Touchstone High Yield Fund, currently the only operating series of Touchstone Investment Trust, a Massachusetts business trust, will be accomplished by reorganizing each fund into a newly created series of Touchstone Funds Group Trust, a Delaware statutory trust. Each newly created “shell” series will be identical to the corresponding current fund, except for the trust of which it will become a part. On or about January 27, 2017, all of the assets and liabilities of each current fund will be transferred to the corresponding new shell fund, after which Touchstone Investment Trust will be terminated under Massachusetts law. The proposed reorganizations do not require the approval of shareholders in order to be effective. Among other conditions, each reorganization is subject to receipt of an opinion of tax counsel that the transaction can be accomplished on a federal income tax-free basis.
Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078
Ph: 800.543.0407 • TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-55-TINT-SAI-S2-1611